UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2025

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2025, Loar Holdings Inc. (the "Company") held its Annual Meeting of Shareholders (the "2025 Annual Meeting") at which the Company’ shareholders approved the Company’s Amended and Restated Loar Holdings Inc. 2024 Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan is described in Proposal Three in the Company’s Definitive Proxy Statement on Schedule 14A for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 22, 2025 (“2025 Proxy Statement”). The description of the Amended and Restated Plan contained on pages 25 to 27 of the 2025 Proxy Statement is incorporated herein by reference. A copy of the Amended and Restated Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2025, the Company held the 2025 Annual Meeting. At the 2025 Annual Meeting, Dirkson Charles, Anthony M. Carpenito, Taiwo Danmola and Paul S. Levy were re-elected as directors of the Company. In addition, shareholders ratified the Company's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Finally, shareholders approved the Amended and Restated Plan.

Proposal 1 - Election of 4 Director Nominees to the Company's Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
Dirkson Charles	63,318,075	1,664,988	1,384,567
Anthony M. Carpenito	60,317,862	4,665,201	1,384,567
Taiwo Danmola	63,879,244	1,103,819	1,384,567
Paul S. Levy	60,557,273	4,425,790	1,384,567

Proposal 2 - Ratification of the Appointment of Ernst & Young as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
66,292,658	66,239	8,733	0

Proposal 3 - Approval of Amended and Restated Loar Holdings Inc. 2024 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
63,798,041	1,171,020	14,002	1,384,567

No other matters were brought before shareholders for a vote at the 2025 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Loar Holdings Inc. Amended and Restated 2024 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 22, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loar Holdings Inc.

Date:	June 5, 2025	By:	/s/ Michael J. Manella
Michael J. Manella, General Counsel and Secretary